Fees Summary	Feb. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,486,302,208.04
Previously Paid Amount	0.00
Total Fee Amount	380,652.86
Total Offset Amount	0.00
Net Fee	$ 380,652.86
Final Prospectus	false